Exhibit 99.1

Deloitte & Touche LLP 1001 Woodward Suite 700 Detroit, MI 48226-1904 USA Tel: +1 313 396 3000 Fax: +1 313 396 3618 www.deloitte.com

Ally Financial Inc.

Ally Detroit Center

500 Woodward Ave.

Detroit, MI 48226

Ally Bank (a wholly owned subsidiary of Ally Financial Inc.)

200 West Civic Center Drive

Sandy, Utah 84070

Independent Accountant’s Report on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ally Financial Inc. (“AFI”), Ally Bank (the “Sponsor”) and Ally Auto Assets LLC (the “Depositor”), BofA Securities, Inc., J.P. Morgan Securities LLC, and Robert W. Baird & Co. (collectively the “Specified Parties”) related to the Company’s evaluation of certain information with respect to a portfolio of retail automotive finance receivables in connection with the proposed offering of Asset Backed Notes (Class A-2, B, C,and D) and Residual Certificates (the “Transaction”) issued by Ally Auto Receivables Trust 2023-A (“AART 2023-A”, or the “Issuer”). The Company is responsible for the information provided to us, including the information set forth in the Data Tape (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data Tape. Additionally, and together with the Company, the Specified Parties have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 13, 2023, representatives of the Company provided us with a computer-generated automobile loan data files and related record layouts (the “Data Tape”) containing data, as represented to us by the Company, as of the close of business August 31, 2023 (the “Cutoff Date”). At the Company’s instruction, we randomly selected 125 automobile finance receivables (the “Selected Receivables”) from the Data Tape and performed certain comparisons and recomputations for each of the Selected Receivables relating to the retail automobile finance receivable characteristics (the “Characteristics”) set forth on the Data Tape, and indicated below.

As indicated below, certain procedures were applied using electronic copies for each Selected Receivable (as defined below) of the (i) retail installment sale contracts (the “Retail Contracts”), (ii) evidence of title, including Certificate of Title, Application of Title, Electronic Document Title, Confirmation of Security Interest (Lien) Perfection, Lien Release Form, Title and Registration Receipt, Notice of Security Interest or Lien Filing DMV Response, DMV Web Inquiry, Notice of Lien Application or Title Lien Statement (collectively, the “Title Documents”), (iii) evidence of credit application, either the Credit Application or Applicant’s Credit Statement (including co-applicant Credit Statement, if applicable) (the “Credit Application”), and (iv) the Customer Correction Letter, if any (collectively the “Retail Contract Information”) obtained directly from a web portal to the Sponsor’s third-party service provider. Certain other procedures were applied using data shown in, or derived from, electronic copies, files or screen prints of information contained in the Sponsor’s various software systems, computer records, and other electronic files (collectively, the “Records”), all provided by employees of the Sponsor, except as shown in Appendix A.

1.	Randomly selected 125 retail automotive finance receivables (the “Selected Receivables”) from the respective Data Tape based on a methodology determined by the Sponsor.

2.

For each of the Selected Receivables, compared the annual percentage rate noted in the Data Tape to the annual percentage rate included on the Retail Contract, or as applicable, the Customer Correction Letter, and found them to be in agreement within 0.125% and noted that such percentage is a fixed amount, except as shown in Appendix A.

3.

For each of the Selected Receivables, compared the Vehicle Identification Number (“VIN”) and buyer name per the Retail Contract, including any substitution agreement amending, supplementing or otherwise modifying such Retail Contract, as applicable, to the VIN and buyer name per the Title Documents and found them to be in agreement, except as shown in Appendix A.

4.	For each of the Selected Receivables, determined that the Retail Contract Information included a Retail Contract and Credit Application.

5.	For each of the Selected Receivables, compared the rate support amount listed per the Data Tape to the rate support amount listed in the Records and found them to be in agreement.

6.	For each of the Selected Receivables, determined that the Retail Contract indicated one of the following disclosures:

a.	“This is a simple interest contract”

b.	“We will figure your Finance Charge on a daily basis”

c.	“We will figure the Finance Charge on a daily basis”

d.	“Finance charges accrue on a 365 day basis”

e.	“I will pay interest on the Principal Balance outstanding each day at the Annual Percentage Rate”

f.	“The finance charge is calculated on a daily basis on the unpaid part of the amount financed”

g.	“The finance charge is figured on a daily basis at the Annual Percentage Rate on the unpaid balance of the amount financed”

h.	“The Finance Charge will be figured by applying the daily rate to the unpaid portion of the Amount Financed for the number of days the unpaid portion of the Amount Financed is outstanding”

i.	“finance charges accruing on the unpaid balance at the rate of”

j.	“Simple Interest”

k.	“Time price differential accrues on a 365 day basis.”

l.	“Time price differential accruing on the unpaid balance at the rate of”

m.	“Simple Finance Charge”

Alternatively, determined that the “Other Important Agreements” section of the Retail Contract includes subsections titled “How we will figure Finance Charge”, “How we will apply payments”, “How late payments or early payments change what you must pay”, or “This is a simple interest contract”.

7.

For each of the Selected Receivables, compared the state listed (based on the state mapping provided by management which links the numeric information included in the Data Tape to state abbreviations) in the Data Tape to the state per the “Creditor (Seller name and address)” section of the Retail Contract, and determined that the state was affiliated with a United States domiciled address and found them to be in agreement.

8.

For each of the Selected Receivables, noted that the “Amount of Payments” and “One Final Payment” amount, if applicable, per the Retail Contract did not differ by an amount greater than $5, and the “Amount of Payments” amount per the Retail Contract agreed to the amount listed in the Data Tape, except as shown in Appendix A.

9.

For each of the Selected Receivables, calculated an estimate of the ending principal balance based on the original amount financed, the scheduled payment amount, annual percentage rate, first payment date, or if applicable, the original term and the reschedule summary available in the Records, all included in the Data Tape and determined the amount to be less than $50. The calculation is based on an assumption of 30 days per month over the term of the Retail Contract rather than the actual number of days in a given period and the calculation ignores the timing and amount of actual payments made to date.

10.	For each of the Selected Receivables, noted that the relevant field in the Data Tape indicating the originating dealer was populated with a number.

11.

For each of the Selected Receivables, compared the first payment date noted in the Data Tape to the first payment due date as indicated in the “When Payments Are Due, Monthly beginning” section of the Retail Contract, or as applicable, the reschedule summary available in the Records, and found them to be in agreement, except as shown in Appendix A.

12.	For each of the Selected Receivables, compared the purchase date listed in the Data Tape to the date listed in the Records and found them to be in agreement.

13.

For each of the Selected Receivables, compared the number of payments noted in the Data Tape to the number of payments indicated in the “Number of Payments” section of the Retail Contract, including both the number of payments and any final payments as applicable, or the Customer Correction Letter, and found them to be in agreement.

14.

For each of the Selected Receivables, compared the remaining term per the Data Tape to a recalculated remaining term, in months, calculated based on the current principal balance (rounded up for final payment amounts in excess of $25), scheduled principal amount, and the APR per the records, and found them to be in agreement.

15.

For each of the Selected Receivables, compared the current amount financed per the Data Tape to a recalculated current amount financed balance, calculated based on the original amount financed per the Records and the principal payments per the Payment History per the Records, and, if applicable, analyses provided by management, and found them to be in agreement within $0.20.

16.	For each of the Selected Receivables, compared the original amount financed using the following logic:

a.	For loans originated January 1, 2020 or after, compared the original amount financed per the Data Tape to the amounts listed in the Records and found them to be in agreement.

b.

For loans originated December 31, 2019 or prior, compared the original amount financed per the Data Tape to the amount listed in the Records, plus the Deferred Down Payment balance listed in the Records and found them to be in agreement.

17.	For each of the Selected Receivables, compared the estimated dealer cost per the Data Tape to the corresponding amount listed in the Records and found them to be in agreement.

18.	For each of the Selected Receivables, compared the FICO score per the Data Tape to the FICO score listed in the Records and found them to be in agreement.

19.	For each of the Selected Receivables, noted that the vehicle type per the Data Tape indicates that the vehicle is a car, truck or SUV.

20.

For each of the Selected Receivables, compared the designation (“new” or “used”) in the Data Tape to the designation in the “New or Used” section of the Retail Contract and found them to be in agreement.

21.

For each of the Selected Receivables, compared the make as listed in the Data Tape to the make listed in the “Make and Model” section of the Retail Contract. For each of the Selected Receivables, compared the model as listed in the Data Tape to the model listed in a schedule obtained from VINLink, and found them to be in agreement, or considered to be acceptable differences based on the list provided by management, except as shown in Appendix A.

22.

For each of the Selected Receivables, noted that a credit score was listed in the Data Tape, or that the Credit Scoring Screen Print reflected a number indicating the results of the Sponsor’s proprietary credit scoring process.

23.

For each of the Selected Receivables, noted that the “Other Important Agreements” section of the Retail Contract included a subsection titled “Insurance you must have on the vehicle”, “You will keep the collateral insured against such risks and in such amount as we may from time to time require with an insurer that you choose and we approve”, “Agreement to provide insurance”, “Agreement to keep vehicle insured”, “I’ll keep the Property insured by companies acceptable to you with collision and comprehensive insurance, and any other insurance you may require”, “You agree to have physical damage insurance”, “You promise to have physical damage insurance”, “Insurance”, “Insurance Requirements”, “Insurance, Liens, and Upkeep”, “Insurance Agreement”, “Risk of Loss and Vehicle Insurance”, or “Buyer agrees to keep said motor vehicle fully insured”.

24.

For each of the Selected Receivables, determined that the Retail Contract included a manual or electronic buyer signature on the “Buyer Signs” line following the “You agree to the terms of this contract” statement.

25.

For each of the Selected Receivables, noted that the Title Documents list either Ally Financial, Ally Financial Inc., Ally FNCL, Ally FNCL Inc., Ally Bank, Ally Capital, Ally, Ally Financial Services, Ally Financial Services Inc., GMAC, General Motors Accept Corp, GMAC Inc., GMAC LLC, GMAC Auto Bank (AB), Ally BK, Ally Bank and Its Successors, GMAC Automobile Bank, or ALLY FINL & ITS SUCCESRS & ASSGNS as lien holder and that no other lien holder was listed, except as shown in Appendix A.

26.	For each of the Selected Receivables, compared the current billing address state listed per the Data Tape to the current billing address state listed in the Records and found them to be in agreement.

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan File Review Information.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan File Review Information and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan File Review Information. In addition, we make no representations as to whether the Loan File Review Information is comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data Tape were found to be in agreement with the above-mentioned Loan File Review Information, except as described in Appendix A. Supplemental information is contained in Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail automotive finance receivables underlying any of the Data Tape or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail automotive finance receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures, or report were intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures, or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 23, 2023

Appendix A to Independent Accountant’s Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2023.

In applying our agreed-upon procedures as outlined above, we noted the following exceptions:

Exception Description Number	Exception Description

1	One difference in APR

2	Eight differences in Buyer Name

3	One difference in Payment Amount

4	One difference in Payment Date

5	Five differences in Vehicle Make

6	One difference in Vehicle Model

7	One difference in Lienholder

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountant’s Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Retail Contract Number	Characteristic	Characteristic set forth on the Data Tape	Characteristic set forth in the Loan File Review Information
1	[Redacted]	APR	10.99%	12.59%
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
2	[Redacted]	Buyer Name	N/A	N/A
3	[Redacted]	Payment Amount	643.64	672.13
4	[Redacted]	Payment Date	11/16/2022	11/7/2022
5	[Redacted]	Vehicle Make	RAM	RAM TRK
5	[Redacted]	Vehicle Make	MERCEDES-BENZ	MERCEDES-BENZ TRUCK
5	[Redacted]	Vehicle Make	VOLKSWAGEN	VOLKSWA
5	[Redacted]	Vehicle Make	NISSAN	NISSAN TRUCK
5	[Redacted]	Vehicle Make	BMV	BMV SAV
6	[Redacted]	Vehicle Model	GRAND CHEROKEE	GRAND CHEROKEE WK
7	[Redacted]	Lienholder	N/A	N/A

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.